                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
-----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.

IMMEDIATELY                                    Paul J. Leyden, SVP
-----------                                    (212) 495-1041
                                               Andrew M. Merrill, VP
                                               (212) 495-1721
                                               Gregory A. Burton, AT
                                               (212) 495-1619



   THE BANK OF NEW YORK COMPANY, INC. REPORTS RECORD FOURTH QUARTER
   ----------------------------------------------------------------
                  AND FULL YEAR NET INCOME AND E.P.S.
                  -----------------------------------
         Fourth Quarter Net Income Rises 20% to $241 Million;
            Fourth Quarter E.P.S. Increases 12% to $1.12;
           Full Year Net Income Rises 22% to $914 Million;
               Full Year E.P.S. Increases 16% to $4.30;
             Spreads, Yields, ROA, ROE Set Annual Records


NEW YORK, N.Y., January 16, 1996 -- The Bank of New York Company, Inc. (NYSE: BK) reported record fourth quarter net income of $241 million, up 20% from $201 million earned in the same period last year. Fourth quarter fully diluted earnings per share were $1.12, a 12% increase over the $1.00 earned in the fourth quarter of 1994. Net income for the full year was $914 million, an increase of 22% over last year's $749 million. Earnings per share, on a fully diluted basis, were $4.30 for the full year of 1995 compared with $3.70 in 1994. Earnings per share for the fourth quarter and full year of 1995 were reduced by $.05 and $.21, respectively for the dilutive effect of stock warrants.

     Net interest income, on a taxable equivalent basis, was a record $529 million in the fourth quarter, a $43 million or 9% increase over the fourth quarter of last year. Loan demand remained strong, particularly in corporate lending across the United States, and in all of the special industry lending areas. Revenues from the Company's securities processing business grew 19% over the fourth quarter of 1994 and 14% for the full year. All areas of securities processing increased, led by ADRs, corporate trust, and master trust. Securities processing revenues did not include any revenue from the acquisitions of the custody businesses of J.P. Morgan or BankAmerica. Transition activities associated with these acquisitions will continue throughout 1996. Fees from the acquisition of NationsBank's corporate trust business were included in securities processing revenues for the month of December. In 1995, other processing fees grew 11% over last year led by increases in funds transfer and trade finance revenues.
     For the year, returns on average common equity and on average assets established all-time highs. Return on average common equity totaled 19.42% compared with 18.49% last year, and return on average assets was 1.72% compared with 1.49% in 1994.
     Return on average assets for the fourth quarter was 1.77%, down only slightly from the third quarter of 1995's record 1.78% and above the fourth quarter of 1994's 1.55%. Return on average common equity was 18.87% in the fourth quarter of 1995, compared with 19.28% in the third quarter of 1995 and 19.03% in the fourth quarter of last year.
     The Company's estimated Tier 1 capital and Total capital ratios were 8.39% and 13.04% at December 31, 1995 compared with 8.89% and 13.62% at

September 30, 1995, and 8.45% and 13.43% at December 31, 1994. The leverage ratio was 8.46% at December 31, 1995 compared with 8.96% at September 30, 1995 and 7.89% one year ago.

NET INTEREST INCOME
-------------------
                            4th       3rd       4th
                          Quarter   Quarter   Quarter
(In millions)             -------   -------   -------
                            1995      1995      1994       1995      1994
                         -----------------------------   ------------------
Net Interest Income         $529      $521      $486     $2,068    $1,763
Net Interest Rate
 Spread                     3.41%     3.47%     3.44%      3.41%     3.30%
Net Yield on Interest-
 Earning Assets             4.58      4.61      4.39       4.53      4.11

     On a taxable equivalent basis, net interest income amounted to $529 million in the fourth quarter of 1995, compared with $486 million in the same period of 1994, an increase of 9%. The net interest rate spread was 3.41% in the fourth quarter of 1995 compared with 3.47% in the third quarter of 1995 and 3.44% one year ago. The net yield on interest-earning assets was 4.58% compared with 4.61% in the third quarter of 1995 and 4.39% in last year's fourth quarter.
     For 1995, net interest income, on a taxable equivalent basis, amounted to a record $2,068 million compared with $1,763 million for 1994, an increase of 17%. The net interest rate spread was a record 3.41% for 1995 compared with 3.30% for 1994, while the net yield on interest-earning assets was a record 4.53% for 1995 compared with 4.11% for 1994.
     Growth in the Company's credit card business continued. Compared with last year's fourth quarter, managed outstandings were up 13% to $8.7 billion from $7.7 billion.

NONINTEREST INCOME
------------------
                                      4th Quarter
(In millions)                         -----------
                                     1995      1994      1995      1994
                                    ----------------    ----------------
Processing Fees
  Securities                         $108      $ 91     $  411   $  359
  Other                                49        42        189      171
                                     ----      ----     ------   ------
                                      157       133        600      530
Trust and Investment Fees              39        25        136      126
Income from Credit Card
 Securitization                         -         5          3       38
Other Service Charges and Fees        104       106        425      427
Securities Gains                       78         -        115       15
Foreign Exchange and
 Other Trading Activities              17         5         60       44
Other                                  27        24        157      109
                                     ----      ----     ------   ------
Total Noninterest Income             $422      $298     $1,496   $1,289
                                     ====      ====     ======   ======

     Securities processing fees increased 19% to $108 million compared to $91 million in the fourth quarter of 1994. Securities processing fees were $411 million, up 14% from $359 million in 1994. All areas of securities processing contributed to this growth with the largest gains in ADRs, corporate trust and master trust. Other processing revenues increased 17% over the fourth quarter of last year. Credit card interchange income and syndication fees, included in other charges and fees, also showed substantial strength. Securities gains of $78 million were partially offset by a $13 million one-time charge to settle the Company's litigation with Northeast Bancorp. The balance was offset by an increase in the loan loss reserve. Foreign exchange and other trading activity increased $12 million over the fourth quarter of 1994.
     The return of the securitized credit card receivables to the balance sheet reduced noninterest income by $5 million in the fourth quarter and $35 million for the full year.

NONINTEREST EXPENSE AND INCOME TAXES
------------------------------------
     Noninterest expense for the year was up only 4% to $1,713 million compared with $1,646 million in 1994.
     Total noninterest expense for the quarter was $447 million, up 8% from $413 million in the same period last year. The rise in expenses in the fourth quarter was due principally to the inclusion of conversion expenses related to acquisitions in the Company's securities processing business and, to a lesser extent, the purchase of Putnam Trust.
     Noninterest expense for both the quarter and the full year include the $13 million one-time charge for the settlement of litigation related to Northeast Bancorp.
     Excluding the settlement with Northeast Bancorp., the efficiency ratios for the fourth quarter and full year 1995 were 49.7% and 50.0%
     The effective tax rates for both the fourth quarter and full year of 1995 were 38.4% and 38.3% compared with 37.4% and 37.5% for the same periods last year.

NONPERFORMING ASSETS
--------------------
                                                            Change
                                                            4Q 1995 vs
(Dollars in millions)             12/31/95      9/30/95      3Q 1995
                                 --------------------------------------
Loans:
     HLT                            $ 15         $ 15         $  -
     Commercial Real Estate           42           49           (7)
     Other Commercial                 60           48           12
     Foreign                          20           18            2
     LDC                              21           21            -
     Community Banking                67           82          (15)
                                    ----         ----
  Total Loans                        225          233           (8)
Other Real Estate                     72           81           (9)
                                    ----         ----
  Total                             $297         $314          (17)
                                    ====         ====
Nonperforming Assets Ratio           0.8%         0.8%
Allowance/Nonperforming Loans      336.0        320.6
Allowance/Nonperforming Assets     254.5        237.9

     This was the eighteenth consecutive quarter of net declines in nonperforming assets. NPAs totaled $297 million at December 31, 1995, compared with $314 million at September 30, 1995.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
---------------------------------------
                                 4th       3rd       4th
                               Quarter   Quarter   Quarter
(In millions)                  -------   -------   -------
                                 1995      1995      1994      1995      1994
                              -----------------------------   ----------------

Provision                        $105      $113      $ 39     $ 330     $ 162
                                 ----      ----      ----     -----     -----
Net Charge-offs:
  HLT                               -        (1)       (1)       (6)      (33)
  Commercial Real Estate            -         -         -       (16)       (5)
  Other Commercial                 (4)       (4)      (16)      (17)      (67)
  Consumer                        (83)      (66)      (48)     (272)     (156)
  Foreign                           -        (9)      (17)      (22)      (31)
  Other                            (8)       (6)       (1)      (20)      (44)
                                 ----      ----      ----     -----     -----
     Total                        (95)      (86)      (83)     (353)     (336)
Acquisition                         -         7         -         8         -
Credit Card Securitization          -         -         3         3        14
                                 ----      ----      ----     -----     -----
Change in Regular Allowance      $ 10      $ 34      $(41)    $ (12)    $(160)
                                 ====      ====      ====     =====     =====
Other Real Estate Expenses       $  -      $  1      $  4      $  5      $ 11

     The allowance for loan losses was $756 million, or 2.01% of loans at December 31, 1995, compared with $747 million, or 1.99% of loans at September 30, 1995.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1995       1994     Change
                                                ----       ----     ------
For the Three Months Ended December 31:
---------------------------------------
  Net Income                                    $241       $201      19.9%
    Per Common Share:
      Primary Earnings                         $1.15      $1.06       8.5
      Fully Diluted Earnings                    1.12       1.00      12.0
      Cash Dividends                            0.36       0.32      12.5

  Return on Average Common Shareholders'
      Equity                                   18.87%     19.03%
  Return on Average Assets                      1.77       1.55

For the Twelve Months Ended December 31:
----------------------------------------
  Net Income                                    $914       $749      22.0%
    Per Common Share:
      Primary Earnings                         $4.57      $3.92      16.6
      Fully Diluted Earnings                    4.30       3.70      16.2
      Cash Dividends                            1.36       1.095     24.2

  Return on Average Common Shareholders'
      Equity                                   19.42%     18.49%
  Return on Average Assets                      1.72       1.49


As of December 31:
------------------
  Assets                                     $53,685    $48,879       9.8%
  Loans                                       37,687     33,083      13.9
  Securities                                   4,854      4,651       4.4
  Deposits - Domestic                         26,430     23,381      13.0
           - Foreign                           9,513     10,710     -11.2
  Long-Term Debt                               1,848      1,774       4.2
  Preferred Shareholders' Equity                 113        119      -5.0
  Common Shareholders' Equity                  5,110      4,177      22.3

  Common Shareholders' Equity Per Share        25.86      22.32      15.9
  Market Value Per Share of Common Stock       48.75      29.00      68.1

  Allowance for Loan Losses as a Percent
    of Loans                                    2.01%      2.40%
  Tier 1 Capital Ratio                          8.39       8.45
  Total Capital Ratio                          13.04      13.43
  Leverage Ratio                                8.46       7.89
  Tangible Common Equity Ratio                  7.99       7.39

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                       For the three          For the twelve
                                       months ended            months ended
                                       December 31,            December 31,
                                      1995       1994         1995      1994
                                      ----       ----         ----      ----
Interest Income
---------------
Loans                                $ 835      $ 701        $3,226    $2,405
Securities
  Taxable                               60         57           235       227
  Exempt from Federal Income Taxes      10         13            43        56
                                     -----      -----        ------    ------
                                        70         70           278       283
Deposits in Banks                       23         22           106        68
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      34         53           193       161
Trading Assets                           5          7            28        45
                                     -----      -----        ------    ------
      Total Interest Income            967        853         3,831     2,962
                                     -----      -----        ------    ------
Interest Expense
----------------
Deposits                               313        258         1,265       842
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             52         28           161       106
Other Borrowed Funds                    49         64           246       191
Long-Term Debt                          32         28           130       106
                                      ----       ----        ------    ------
      Total Interest Expense           446        378         1,802     1,245
                                      ----       ----        ------    ------
Net Interest Income                    521        475         2,029     1,717
-------------------
Provision for Loan Losses              105         39           330       162
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses             416        436         1,699     1,555
                                     -----      -----        ------    ------
Noninterest Income
------------------
Processing Fees
 Securities                            108         91           411       359
 Other                                  49         42           189       171
                                     -----      -----        ------    ------
                                       157        133           600       530
Trust and Investment Fees               39         25           136       126
Service Charges and Fees               104        111           428       465
Securities Gains                        78          -           115        15
Other                                   44         29           217       153
                                     -----      -----        ------    ------
    Total Noninterest Income           422        298         1,496     1,289
                                     -----      -----        ------    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits         237        210           913       852
Net Occupancy                           43         43           175       178
Furniture and Equipment                 23         22            87        88
Other                                  144        138           538       528
                                     -----      -----        ------    ------
  Total Noninterest Expense            447        413         1,713     1,646
                                     -----      -----        ------    ------
Income Before Income Taxes             391        321         1,482     1,198
Income Taxes                           150        120           568       449
                                     -----      -----        ------    ------
Net Income                           $ 241      $ 201        $  914    $  749
----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 239      $ 198        $  904    $  736
-----------------------              =====      =====        ======    ======
Per Common Share Data:
----------------------
   Primary Earnings                  $1.15      $1.06         $4.57     $3.92
   Fully Diluted Earnings             1.12       1.00          4.30      3.70
   Cash Dividends                     0.36       0.32          1.36      1.095

Fully Diluted Shares Outstanding       215        201           212       202

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                   December 31,  December 31,
                                                       1995          1994
                                                       ----          ----
Assets
------
Cash and Due from Banks                              $ 4,711       $ 2,903
Interest-Bearing Deposits in Banks                       982           992
Securities:
  Held-to-Maturity                                     1,252         2,930
  Available-for-Sale                                   3,602         1,721
                                                     -------       -------
    Total Securities                                   4,854         4,651
Trading Assets at Fair Value                             743           940
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                 936         3,019
Loans (less allowance for loan losses
 of $756 in 1995 and $792 in 1994)                    36,931        32,291
Premises and Equipment                                   902           914
Due from Customers on Acceptances                        918           810
Accrued Interest Receivable                              270           290
Other Assets                                           2,438         2,069
                                                     -------       -------
     Total Assets                                    $53,685       $48,879
                                                     =======       =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $10,465       $ 8,579
 Interest-Bearing
    Domestic Offices                                  16,030        14,871
    Foreign Offices                                    9,448        10,641
                                                     -------       -------
     Total Deposits                                   35,943        34,091
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      3,933         1,502
Other Borrowed Funds                                   3,662         4,738
Acceptances Outstanding                                  928           812
Accrued Taxes and Other Expenses                       1,371         1,049
Accrued Interest Payable                                 190           213
Other Liabilities                                        587           404
Long-Term Debt                                         1,848         1,774
                                                     -------       -------
     Total Liabilities                                48,462        44,583
                                                     -------       -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111           111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 49,504 shares in 1995 and
  322,104 shares in 1994                                   2             8
 Common Stock-par value $7.50 per share,
  authorized 350,000,000 shares, issued
  204,162,405 shares in 1995 and
  190,213,322 shares in 1994                           1,531         1,427
 Additional Capital                                    1,087           858
 Retained Earnings                                     2,689         2,048
 Securities Valuation Allowance                           49           (58)
                                                     -------       -------
                                                       5,469         4,394
 Less:  Treasury Stock (6,026,048 shares in 1995
          and 2,566,071 shares in 1994), at cost         228            78
        Loan to ESOP (658,530 shares in 1995 and
          712,695 shares in 1994), at cost                18            20
                                                     -------       -------
     Total Shareholders' Equity                        5,223         4,296
                                                     -------       -------
     Total Liabilities and Shareholders' Equity      $53,685       $48,879
                                                     =======       =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                           ended December 31, 1995   ended December 31, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,448    $  23   6.29%  $ 1,497    $   22   5.90%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,359       34   5.79     4,016        53   5.27
Loans
 Domestic Offices           25,614      632   9.80    22,999       533   9.20
 Foreign Offices            11,428      204   7.07    10,279       169   6.51
                           -------   ------          -------    ------
   Total Loans              37,042      836   8.96    33,278       702   8.37
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,934       42   5.64     2,962        43   5.76
 U.S. Government Agency
  Obligations                  456        7   6.35       322         5   6.58
 Obligations of States and
  Political Subdivisions       607       15  10.12       778        21  10.68
 Other Securities,
  including Trading
  Securities                 1,193       18   6.18     1,173        18   5.94
                           -------   ------          -------    ------
   Total Securities          5,190       82   6.35     5,235        87   6.58
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     46,039      975   8.41%   44,026       864   7.79%
                                     ------                     ------
Allowance for Loan Losses     (726)                     (834)
Cash and Due from Banks      3,532                     2,813
Other Assets                 5,087                     5,236
                           -------                   -------
  TOTAL ASSETS             $53,932                   $51,241
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,613       41   4.50%  $ 3,627        33   3.66%
 Savings                     8,171       62   3.00     7,840        51   2.60
 Certificates of Deposit
  $100,000 & Over            1,395       19   5.46     1,353        17   4.94
 Other Time Deposits         2,708       45   6.65     2,378        26   4.41
 Foreign Offices            10,918      146   5.30    10,720       131   4.79
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 26,805      313   4.64    25,918       258   3.94
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  3,597       52   5.72     2,272        28   4.82
Other Borrowed Funds         3,143       49   6.09     4,700        64   5.46
Long-Term Debt               1,819       32   7.01     1,537        28   7.19
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              35,364      446   5.00%   34,427       378   4.35%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    9,831                     8,969
Other Liabilities            3,606                     3,592
Preferred Stock                113                       123
Common Shareholders'
 Equity                      5,018                     4,130
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $53,932                   $51,241
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  529   3.41%             $  486   3.44%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.58%                      4.39%
                                              ====                       ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                            For the twelve months      For the twelve months
                           ended December 31, 1995    ended December 31, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,682   $  106   6.28%  $ 1,266    $   68   5.33%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     3,280      193   5.89     3,653       161   4.39
Loans
 Domestic Offices           24,366    2,428   9.97    21,889     1,848   8.44
 Foreign Offices            11,055      805   7.28    10,140       564   5.56
                           -------   ------          -------    ------
   Total Loans              35,421    3,233   9.13    32,029     2,412   7.53
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,929      167   5.71     3,178       175   5.51
 U.S. Government Agency
  Obligations                  372       24   6.33       338        22   6.51
 Obligations of States and
  Political Subdivisions       650       68  10.49       893        89  10.02
 Other Securities,
  including Trading
  Securities                 1,309       79   6.14     1,532        81   5.30
                           -------   ------          -------    ------
   Total Securities          5,260      338   6.45     5,941       367   6.19
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     45,643    3,870   8.48%   42,889     3,008   7.01%
                                     ------                     ------
Allowance for Loan Losses     (739)                     (906)
Cash and Due from Banks      2,971                     2,827
Other Assets                 5,178                     5,470
                           -------                   -------
  TOTAL ASSETS             $53,053                   $50,280
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,451      153   4.44%  $ 3,593       108   3.01%
 Savings                     7,909      243   3.07     8,166       190   2.32
 Certificates of Deposit
  $100,000 & Over            1,673       95   5.68     1,041        42   4.03
 Other Time Deposits         2,560      143   5.60     2,296        97   4.24
 Foreign Offices            11,403      631   5.54     9,990       405   4.05
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 26,996    1,265   4.69    25,086       842   3.35
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,804      161   5.75     2,843       106   3.73
Other Borrowed Funds         3,962      246   6.22     4,135       191   4.63
Long-Term Debt               1,773      130   7.30     1,530       106   6.93
                           -------   ------           ------    ------
  Total Interest-Bearing
   Liabilities              35,535    1,802   5.07%   33,594     1,245   3.71%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    9,065                     8,955
Other Liabilities            3,695                     3,594
Preferred Stock                115                       157
Common Shareholders'
 Equity                      4,643                     3,980
                           -------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $53,053                   $50,280
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $2,068   3.41%             $1,763   3.30%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.53%                      4.11%
                                              ====                       ====